Exhibit 99.1

Sapient Reports Second Quarter 2014 Results

Second Quarter Service Revenues Up 15.2% Compared to Second Quarter 2013

Non-GAAP Income from Operations Up 13.6% Compared to Second Quarter 2013

BOSTON--(BUSINESS WIRE)--August 6, 2014--Sapient (NASDAQ: SAPE) today reported the following financial results for the second quarter ended June 30, 2014:

  Service revenues were $362.2 million compared to $314.3 million in the second quarter of 2013, an increase of $47.9 million, or 15.2%. On a constant currency basis, revenues increased 13.8% over the second quarter of 2013.
  GAAP income from operations was $35.3 million, or 9.8% of service revenues, compared to $33.5 million, or 10.7% of service revenues, in the second quarter of 2013.
  Non-GAAP income from operations increased 13.6% to $49.2 million, or 13.6% of service revenues, compared to $43.3 million, or 13.8% of service revenues, in the second quarter of 2013.
  GAAP diluted net income per share was $0.16, compared to $0.16 in the second quarter of 2013.
  Non-GAAP diluted net income per share was $0.23, compared to $0.21 in the second quarter of 2013.

“We are very pleased with the results we’ve posted in the first half of 2014 despite the challenging economic environment,” said Sapient Chief Executive Officer and Co-Chairman Alan J. Herrick. “However, our near-term profitability is being adversely impacted by foreign exchange and higher expenses as we continue to strengthen our processes related to global people mobility and compliance. Nevertheless, all three business units are well positioned in their respective markets and we remain confident in Sapient’s growth prospects.”

In the second quarter of 2014, the company generated cash from operations of $25.5 million, compared to $49.8 million in the second quarter of 2013. As of June 30, 2014, the company had cash, cash equivalents, restricted cash and marketable securities of $289.2 million. Days sales outstanding was 71 days for the second quarter of 2014, unchanged from 71 days in the first quarter of 2014 and up from 62 days in the second quarter of 2013.

Outlook

Sapient management provided the following guidance:

  For the third quarter ending September 30, 2014, service revenues are expected to be in the range of $350 million to $360 million.
  Third quarter 2014 non-GAAP income from operations is expected to be in the range of $44 million to $50 million.

Webcast and Conference Call

Sapient will host a discussion of its second quarter results at 4:30 p.m. ET today, which will be broadcast live on the Internet. The dial-in information for the conference call is:

US: (877) 291-1296
International: (720) 259-9209

To access the live webcast of the event, please click on the link below:

http://sape.client.shareholder.com/events.cfm

In addition, a re-broadcast of the webcast will be available in the investors section of www.sapient.com.

Non-GAAP Financial Measures

Sapient provides non-GAAP financial measures to complement reported GAAP results. Management believes these measures help illustrate underlying trends in the company's business and uses the measures to establish budgets and operational goals, communicated internally and externally, for managing the company’s business and evaluating its performance. The company anticipates that it will continue to report both GAAP and certain non-GAAP financial measures in its financial results, including non-GAAP results that exclude stock-based compensation expense, restructuring and other related charges (benefits), amortization of purchased intangible assets, acquisition costs and other related charges (benefits), impairment of intangible assets and any other items identified as non-GAAP in the Company’s publicly filed financial statements on Forms 10-K and 10-Qs. In addition, the company may present service revenues in constant currency terms, which excludes the effect of currency fluctuations between the U.S. dollar and the functional currency of the entity in which the revenue was transacted. The effect is excluded by translating the current period's local currency service revenues into U.S. dollars using the average local currency exchange rates that were in effect during the prior period of comparison. Because the company’s reported non-GAAP financial measures are not calculated according to GAAP, these measures are not comparable to GAAP and may not necessarily be comparable to similarly described non-GAAP measures reported by other companies within the company’s industry. Consequently, Sapient’s non-GAAP financial measures should not be evaluated in isolation or supplant comparable GAAP measures, but, rather, should be considered together with its consolidated financial statements, which are prepared according to GAAP.

Safe Harbor Statement

This press release contains forward-looking statements – in particular, the financial guidance for the third quarter of 2014, including expected service revenues and expected non-GAAP income from operations, the impact of foreign exchange and higher expenses relating to global mobility on the company’s near-term profitability, and the expected positioning of the company’s business units and the company’s growth prospects – that involve a number of risks and uncertainties. All forward looking statements are based upon current expectations and beliefs and various assumptions. Actual results could differ materially from management’s expectations and the forward-looking statements contained in this release. A number of factors could cause actual events to differ materially from those indicated, including, without limitation: the continued acceptance of the company’s services; a reduction in the demand for the company’s services in light of the current economic environment; the company’s ability to accurately set fees for and complete its current and future client projects on a timely basis, successfully manage risks associated with its international operations (including risks relating to foreign currency and global mobility compliance), manage its growth and projects effectively, successfully integrate and achieve anticipated benefits from acquisitions, and continue to attract and retain high-quality employees; and other risks and uncertainties as set forth in the company’s filings with the SEC, including without limitation the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date on which it is made, and the company undertakes no obligation to update any forward-looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances, except as required by law.

About Sapient

Sapient is a global services company that helps clients identify and act upon opportunities to improve their business performance by capitalizing on changes, disruptions, or opportunities that exist in their business or industry. The company operates three business units that enable clients to gain a competitive advantage and succeed in an increasingly digital world. SapientNitro, Sapient Global Markets and Sapient Government Services fuse insight, creativity and technology to drive innovation and to help clients navigate complex business problems. Our approach is the subject of case studies used by MBA programs at Harvard and Yale. The company has operations in The Americas, Europe, and Asia-Pacific. For more information, visit www.sapient.com.

Sapient is a registered service mark of Sapient Corporation.

Sapient Corporation
Consolidated and Condensed Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
		As Restated		As Restated
Revenues:
Service revenues	$362,187	$314,334	$703,728	$606,972
Reimbursable expenses	16,576	12,273	28,211	22,618
Total gross revenues	378,763	326,607	731,939	629,590
Operating expenses:
Project personnel expenses	246,386	212,213	490,955	419,635
Reimbursable expenses	16,576	12,273	28,211	22,618
Total project personnel expenses and reimbursable expenses	262,962	224,486	519,166	442,253
Selling and marketing expenses	15,172	12,953	30,757	24,703
General and administrative expenses	59,548	53,696	117,505	107,875
Restructuring and other related charges (benefits)	1,871	(31)	1,864	1,983
Amortization of purchased intangible assets	3,822	3,263	7,041	6,920
Acquisition costs and other related charges (benefits)	46	(1,284)	428	(384)
Impairment of intangible asset	—	—	—	1,494
Total operating expenses	343,421	293,083	676,761	584,844
Income from operations	35,342	33,524	55,178	44,746
Interest income	2,053	1,570	4,009	3,076
Interest expense	(820)	(666)	(1,488)	(1,360)
Other income, net	101	296	471	356
Income before income taxes	36,676	34,724	58,170	46,818
Provision for income taxes	13,431	11,972	21,336	18,197
Net income	23,245	22,752	36,834	28,621
Less: Net loss attributable to noncontrolling interest	(41)	(41)	(77)	(87)
Net income attributable to stockholders of Sapient Corporation	$23,286	$22,793	$36,911	$28,708
Basic net income per share attributable to stockholders of Sapient Corporation	$0.16	$0.16	$0.26	$0.21
Diluted net income per share attributable to stockholders of Sapient Corporation	$0.16	$0.16	$0.26	$0.20
Weighted average common shares	141,850	138,791	141,135	138,112
Weighted average dilutive common share equivalents	2,202	4,110	2,652	4,446
Weighted average common shares and dilutive common share equivalents	144,052	142,901	143,787	142,558

Sapient Corporation
Consolidated and Condensed Balance Sheets
(In thousands)
(Unaudited)

	June 30, 2014	December 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$281,137	$337,630
Marketable securities	6,309	5,870
Restricted cash, current portion	42	69
Accounts receivable, net of allowance for doubtful accounts	210,114	184,174
Unbilled revenues	116,449	85,436
Prepaid expenses and other current assets	71,165	54,516
Total current assets	685,216	667,695
Restricted cash, net of current portion	1,664	2,019
Property and equipment, net	96,535	85,898
Purchased intangible assets, net	30,252	27,508
Goodwill	152,706	149,142
Other assets	27,716	18,386
Total assets	$994,089	$950,648

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$33,772	$30,410
Accrued expenses	79,306	65,348
Accrued compensation	83,798	99,004
Income taxes payable	7,030	18,439
Deferred revenues	28,246	29,866
Total current liabilities	232,152	243,067
Other long term liabilities	126,054	117,568
Total liabilities	358,206	360,635
Noncontrolling interest subject to put provisions	748	784
Total Sapient Corporation stockholders' equity	635,135	589,229
Total liabilities and stockholders' equity	$994,089	$950,648

Sapient Corporation
Consolidated and Condensed Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
Cash flows from operating activities:
Net income	$23,245	$22,752	$36,834	$28,621
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Deferred income taxes	(696)	2,155	(2,251)	277
Unrealized loss on financial instruments	408	1,045	21	771
(Gain) loss recognized on disposition of fixed assets	(12)	248	(50)	1,010
Realized gain on investments	(111)	—	(209)	—
Depreciation expense	7,691	6,553	14,830	13,568
Amortization of purchased intangible assets	3,822	3,263	7,041	6,920
Loss recognized on sale of available-for-sale marketable securities	—	28	—	28
Impairment of intangible asset	—	—	—	1,494
Stock-based compensation expense	8,127	7,834	16,094	14,990
Excess tax benefits from exercise and release of stock-based awards	(3,870)	(1,006)	(4,028)	(1,469)
Non-cash restructuring charges	—	—	—	146
Changes in operating assets and liabilities, excluding impact of acquisitions:
Accounts receivable	(17,400)	1,240	(18,724)	11,221
Unbilled revenues	2,807	(2,664)	(25,753)	(21,023)
Prepaid expenses and other current assets	(6,920)	(964)	(18,977)	(4,078)
Other assets	(386)	(306)	(521)	(179)
Accounts payable	473	5,512	1,508	5,162
Accrued compensation	(6,401)	2,680	(32,663)	(20,782)
Deferred revenues	(1,561)	(5,554)	(6,121)	(5,914)
Accrued expenses	7,625	1,998	15,511	1,133
Income taxes payable	10,030	2,629	(7,597)	4,353
Other long-term liabilities	(1,323)	2,347	8,075	4,134
Net cash provided by (used in) operating activities	25,548	49,790	(16,980)	40,383
Cash flows from investing activities:
Purchases of property and equipment and cost of internally developed software	(11,708)	(11,363)	(22,370)	(17,759)
Proceeds from sale of property and equipment	12	—	39	—
Cash paid for acquisitions of businesses, net of cash acquired	(312)	(45)	(12,812)	(4,993)
Cash paid for asset acquisitions	(1,500)	—	(1,500)	—
Sales of marketable securities classified as available-for-sale	—	1,372	—	1,372
Purchases of marketable securities classified as available-for-sale	—	(151)	—	(251)
Cash paid for acquisition of cost method investment	—	—	(5,526)	(200)
Cash received (paid) on financial instruments, net	230	(100)	172	77
Change in restricted cash balances	368	1,486	373	3,515
Net cash used in investing activities	(12,910)	(8,801)	(41,624)	(18,239)
Cash flows from financing activities:
Excess tax benefits from exercise and release of stock-based awards	3,870	1,006	4,028	1,469
Proceeds from issuance of common stock under stock plans	2,212	931	2,288	1,960
Payment of acquisition date fair value contingent consideration	(3,466)	—	(3,466)	—
Repurchases of common stock	(4,564)	—	(4,564)	—
Net cash (used in) provided by financing activities	(1,948)	1,937	(1,714)	3,429
Effect of exchange rate changes on cash and cash equivalents	1,155	(7,453)	3,825	(10,088)
Net increase (decrease) in cash and cash equivalents	11,845	35,473	(56,493)	15,485
Cash and cash equivalents at beginning of period	269,292	214,050	337,630	234,038
Cash and cash equivalents at end of period	$281,137	$249,523	$281,137	$249,523

Sapient Corporation
Unaudited Reconciliation of Non-GAAP Financial Measures
(In thousands, except per share amounts)

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
		As Restated		As Restated

Service revenues	$362,187	$314,334	$703,728	$606,972

GAAP income from operations	$35,342	$33,524	$55,178	$44,746
Stock-based compensation expense	8,127	7,834	16,094	14,990
Restructuring and other related charges (benefits)	1,871	(31)	1,864	1,983
Amortization of purchased intangible assets	3,822	3,263	7,041	6,920
Acquisition costs and other related charges (benefits)	46	(1,284)	428	(384)
Impairment of intangible asset	—	—	—	1,494
Other (1)	—	—	2,815	—
Non-GAAP income from operations	$49,208	$43,306	$83,420	$69,749

GAAP operating margin	9.8%	10.7%	7.8%	7.4%
Effect of adjustments detailed above	3.8%	3.1%	4.1%	4.1%
Non-GAAP operating margin	13.6%	13.8%	11.9%	11.5%

GAAP net income attributable to stockholders of Sapient Corporation	$23,286	$22,793	$36,911	$28,708
Stock-based compensation expense, net of tax	5,190	5,030	10,290	9,615
Restructuring and other related charges (benefits), net of tax	1,282	(8)	1,278	1,351
Amortization of purchased intangible assets, net of tax	2,677	2,449	5,013	5,197
Acquisition costs and other related charges (benefits), net of tax	21	(892)	(272)	(284)
Impairment of intangible asset, net of tax	—	—	—	1,133
Other, net of tax (1)	—	—	1,807	—
Non-GAAP net income attributable to stockholders of Sapient Corporation	$32,456	$29,372	$55,027	$45,720

GAAP basic income per share attributable to stockholders of Sapient Corporation	$0.16	$0.16	$0.26	$0.21
Effect of adjustments detailed above	0.07	0.05	0.13	0.12
Non-GAAP basic income per share attributable to stockholders of Sapient Corporation	$0.23	$0.21	$0.39	$0.33

GAAP and Non-GAAP weighted average common shares	141,850	138,791	141,135	138,112

GAAP diluted income per share attributable to stockholders of Sapient Corporation	$0.16	$0.16	$0.26	$0.20
Effect of adjustments noted above and change in dilution noted below	0.07	0.05	0.12	0.12
Non-GAAP diluted income per share attributable to stockholders of Sapient Corporation	$0.23	$0.21	$0.38	$0.32

GAAP and Non-GAAP weighted average common shares and dilutive common share equivalents	144,052	142,901	143,787	142,558

(1) In the six months ended June 30, 2014, we incurred a $2.8 million one-time charge to reimburse employees for costs incurred as part of a restructuring of a global travel program. As this is unrelated to current operations, and neither comparable to prior periods or predictive of future results, we have chosen to exclude it from the non-GAAP income from operations in evaluating management performance. The Company recorded this expense in "Project Personnel Expenses" in the unaudited consolidated and condensed statement of operations.

CONTACT:
Investor Relations Contact:
Sapient
Dean Ridlon, +1-617-963-1598
dridlon@sapient.com
or
Media Contact:
Sapient
Stacy Simpson, +1-914-830-8510
stacy.simpson@sapient.com